UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                _________________
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported) May 6, 2004
                            SKYWORKS SOLUTIONS, INC.

               (Exact Name of Registrant as Specified in Charter)

          Delaware                     1-5560                   04-2302115
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


   20 Sylvan Road, Woburn, Massachusetts                      01801
 (Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code       (781) 376-3000








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ITEM 5.         OTHER EVENTS

         On May 6, 2004, the holder of Skyworks Solutions, Inc.'s 15% convertible senior subordinated notes in a principal amount of $45 million due June 30, 2005, Conexant Systems, Inc., converted such notes in full for 5,717,916 shares of Skyworks Solutions, Inc.'s common stock. The registrant had previously announced its intent to redeem the notes in full on May 12, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        SKYWORKS SOLUTIONS, INC.
      Date: May 12, 2004                            By: /s/ Allan M. Kline
                                                        ------------------------
                                                        Allan M. Kline
                                                        Chief Financial Officer